SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2021

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal offices)			(Zip Code)
 Registrant's telephone number, including area code: (203) 299-8000
N/A
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The COVID-19 pandemic has significantly affected the global economy and caused a material decrease in consumer spending and an unprecedented decline in travel and restaurant activities and consumer demand for related services for most of 2020. As a result, Booking Holdings Inc.’s (the “Company”) financial performance for 2020 was radically and unexpectedly harmed. With the continued spread of COVID-19 in Europe, the United States and various other countries, we expect the pandemic to continue to have a significant adverse impact on our business for what could be an extended period of time. In response to the pandemic, the Company and its senior business leaders proactively took steps to stabilize its business and secure its liquidity position and made a series of difficult decisions, including laying off and furloughing thousands of employees, and significantly reducing expenses. As part of these efforts, the Company’s CEO, Glenn Fogel, voluntarily eliminated his salary from April through the end of 2020 and a number of the Company’s other business leaders, including the Company’s CFO, David Goulden, and the Company’s General Counsel, Peter Millones, voluntarily and temporarily reduced their salaries during much of 2020. The Company’s full business recovery from the pandemic will depend on extraordinary contributions from those employees who remain with the Company, including our senior business leaders.

At the outset of the pandemic in early March 2020, the Company’s long-term incentive plans, which are the primary source of compensation for the Company’s senior business leaders, including for the Company’s CEO, CFO and General Counsel (together, the “Executive Officers”) established in 2018 (consisting entirely of performance share units, the “2018 PSUs”) and in 2019 (consisting entirely of performance share units, the “2019 PSUs”) were projected to payout at 2x the number of “target” shares and 1x the number of “target” shares, respectively. The 2018 PSUs and 2019 PSUs have a three-year performance period tied to an EBITDA-based performance metric. As discussed above, due to the impact of the pandemic on the travel industry and the Company’s business -- specifically, the impact on “compensation” EBITDA, the sole performance metric in the 2018 and 2019 PSUs -- the 2018 and 2019 PSUs are expected to pay out at zero percent of their “target” values for the Executive Officers.

As part of the 2020 and 2021 compensation planning process and as a result of the significant impact of the pandemic on the Company’s business and compensation programs, the Compensation Committee, management and the Committee’s compensation consultant, Mercer, re-evaluated the Company’s Executive Officer compensation programs and considered numerous alternatives with respect to 2020 and 2021 Executive Officer compensation, as well as whether to make any adjustments to the 2018 PSUs and 2019 PSUs. As part of these efforts, management spoke with many of its largest stockholders to understand their views with respect to executive compensation under such unusual and difficult circumstances, and the Board of Directors and the Compensation Committee took into account this feedback in making the compensation decisions described below.

For many reasons, including the strong leadership of the Executive Officers, the strong financial and operating performance of the Company prior to the pandemic, the Company’s performance during 2020 amid and in response to the pandemic, the pay program disruptions resulting from the pandemic and the other factors discussed in this Form 8-K, on January 28, 2021 the Board of Directors, on the recommendation of the Compensation Committee:

•Adjusted the terms of the Executive Officers’ 2018 PSU awards to set their payout at 1.33x the number of “target” shares underlying the grants and
•Adjusted the terms of the Executive Officers’ 2019 PSU awards to set their payout at 0.33x the number of “target” shares underlying the grants.

In making the determination to fix the payout of the 2018 PSUs, the Board considered that there had been two years and two months of strong performance during the three-year performance period applicable to the 2018 PSUs, which had resulted in a projected payout of 2x the “target” number of shares prior to the pandemic. The Board believed that setting the 2018 PSUs payout at 1.33x was fair and appropriate under the circumstances because it represented two-thirds of the pre-COVID-19 projected payout (2 years of performance at 2x and 1 year at 0x). Similarly, in fixing the payout of the 2019 PSUs, the Board considered that there had been one year and two months of solid performance during the three-year performance period applicable to the 2019 PSUs, which had resulted in a projected payout of 1x the “target” number of shares prior to the pandemic. The Board believed that setting the 2019 PSUs payout at 0.33x was fair and appropriate under the circumstances because it represented one-third of the pre-COVID-19 projected payout (1 year of performance at 1x and 2 years at 0x).
In addition to the other reasons discussed in this Form 8-K and among other things, in making the decision to adjust the 2018 and 2019 PSUs, the Board and the Compensation Committee considered: the Company’s compensation philosophy of tying most of executive pay to performance; the fact that the Executive Officers elected not to receive 2019 bonuses to provide additional funding for bonuses for other employees; executive retention risk and the expected length of the recovery of the Company’s business following the pandemic; the impact of COVID-19 on the Company’s employees, including the resulting reductions in force and other restructuring activities carried out by the Company; the Company’s stock price performance and the desire to maintain alignment between management and stockholder interests; and the advice of Mercer, including information provided by Mercer on compensation decisions at other companies negatively impacted by COVID-19.

The vesting dates of the 2018 PSUs and the 2019 PSUs remain unchanged at March 2021 and March 2022, respectively, so that the Executive Officers generally must remain in service to the Company until those dates to receive shares under the awards, which helps address retention risk during the remaining vesting periods. Assuming the Executives Officers satisfy the foregoing service requirements, the number of shares to be delivered to each of the Executive Officers under the 2018 PSUs and 2019 PSUs, respectively, will be as follows: Mr. Fogel - 9,156 shares and 2,695 shares; Mr. Goulden - 2,943 shares and 866 shares; and Mr. Millones - 2,943 shares and 866 shares.

The above summary of the amendments to the 2018 PSUs and the 2019 PSUs is qualified in its entirety by reference to the individual letter amendments, which are attached to this Current Report as Exhibits 99.1, 99.2, and 99.3 and which are incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit    Description

99.1    Letter Amendment to 2018 PSU Award and 2019 PSU Award Agreements with Glenn D. Fogel dated January 28, 2021.
99.2    Letter Amendment to 2018 PSU Award and 2019 PSU Award Agreements with David I. Goulden dated January 28, 2021.
99.3    Letter Amendment to 2018 PSU Award and 2019 PSU Award Agreements with Peter J. Millones dated January 28, 2021.
104     Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date: January 29, 2021